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                     CONFIDENTIAL TREATMENT REQUESTED UNDER
              17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.


                                                                    Exhibit 10.5

                                  OEM AGREEMENT

        This OEM AGREEMENT (this "Agreement") is made and entered into effective as of the 28th day of March, 2002 (the "Effective Date"), by and between GENERAL MAGIC, INC., a Delaware corporation having a place of business at 420 North Mary Avenue, Sunnyvale, California 94085 ("GMI"), and INTERVOICE-BRITE, INC., a Texas corporation having a place of business at 17811 Waterview Parkway, Dallas, Texas 75252 ("IVB").

                                    RECITALS

        A. WHEREAS, GMI owns, develops, markets and supports a voice application development platform and related software products that allow businesses to develop and deploy voice applications that deliver voice access to enterprise, Internet and telecommunications information and services; and

        B. WHEREAS, IVB wishes to license a certain software from GMI under the terms and conditions of this Agreement for the purpose of integrating or bundling the GMI software with certain of IVB's products or technology, and to distribute by sublicense GMI's software on a stand-alone basis and/or as part of IVB's integrated offering.

        NOW, THEREFORE, in consideration of the promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

1.      Definitions.

        1.1 "ACCEPTED ORDER" has the meaning given in Section 6.3 (Delivery and Acceptance).

        1.2 "COMPOSITE PRODUCT" means any application or solution developed or delivered by IVB to End Users that consists of an IVB Product bundled or integrated with the Enterprise Platform, or a part of the Enterprise Platform, and having substantial value in addition to that attributable to the Enterprise Platform.

        1.3 "CONFIDENTIAL INFORMATION" means any information concerning its business that a party considers proprietary or confidential, including but not limited to technical, financial, sales, marketing, strategic, personnel, planning and other information subject to the terms of Section 13
(Confidentiality).

        1.4 "DOCUMENTATION" means the user guides, operating manuals, technical literature and other documentation for installation and use of the Enterprise Platform furnished to IVB by GMI, whether in written or electronic form, and whether in the form originally supplied by GMI to IVB, or as modified by IVB pursuant to Section 2.2 (Documentation).

        1.5 "END USER" means a person, company or other legal entity sublicensed by IVB under this Agreement to use and copy the Enterprise Platform or the Composite Product for its own internal purposes and not for remarketing, resale, redistribution or sublicensing to, or use on behalf of, others.

        1.6 "END USER AGREEMENT" has the meaning given in Section 3.3 (End User Agreements).


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        1.7 "ENTERPRISE PLATFORM" means the magicTalk Enterprise Platform software, which enables the development and deployment of voice-based enterprise-scale applications, in Object Code and interpreted code form, distributed by GMI, and any Updates and Upgrades that GMI may provide to IVB pursuant to this Agreement or a separate maintenance and support agreement.

        1.8 "ERROR" has the meaning given in Exhibit H (GMI Maintenance and Support Services).

        1.9 "GMI TRADEMARKS" means the trademarks, trade names, logos and service marks of GMI listed on Exhibit C (GMI Trademarks), as such list may be updated from time to time by GMI upon notice to IVB.

        1.10 "INTELLECTUAL PROPERTY" means any and all patents and copyrights, whether registered or unregistered, and all trade secrets and know-how.

        1.11 "IVB PRODUCT" means IVB's commercially available product or products identified in Exhibit A (IVB Product), which may be hardware, software or a combination thereof, as Exhibit A may be updated from time to time upon mutual agreement of the parties.

        1.12 "IVB TRADEMARKS" means the trademarks, trade names, logos and service marks of IVB listed on Exhibit B (IVB Trademarks), as such list may be updated from time to time by IVB.

        1.13 "KEY" means a numeric or alpha-numeric code that is necessary to gain access to and operate the Enterprise Platform in accordance with the license granted under this Agreement.

        1.14 "LICENSE FEES" has the meaning given in Section 8.2 (Fees).

        1.15 "MAINTENANCE AND SUPPORT FEES" has the meaning given in Section 8.2
(Fees).

        1.16 "MAINTENANCE AND SUPPORT SERVICES" has the meaning given in Exhibit H (GMI Maintenance and Support Services).

        1.17 "MINIMUM TERMS" means those minimum terms and conditions for the End User Agreement set forth in Exhibit D (Minimum Terms).

        1.18 "OBJECT CODE" means the fully compiled machine-readable binary version of a software program.

        1.19 "ORDER FORM" has the meaning given in Section 6.1 (Issuance of Purchase of Orders).

        1.20 "PURCHASE ORDER" has the meaning given in Section 6.1 (Issuance of Purchase Orders).

        1.21 "SOURCE CODE" means the human-readable version of a software program that can be compiled into Object Code.

        1.22 "TAXES" has the meaning given in Section 8.3 (Taxes).

        1.23 "TERM" has the meaning given in Section 14.1 (Term).


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        1.24 "TERRITORY" shall mean [**]. Within [**] after execution of this
Agreement the parties will extend the territory to jurisdictions [**] pursuant to a separate written addendum or amendment. IVB understands and agrees that such extension will only be made to countries listed on Exhibit J (Agreed Countries) to this Agreement and to such other countries as the parties may agree form time to time.

        1.25 "UPDATE" means error corrections, patches, modifications and enhancements to the Enterprise Platform made generally available by GMI at no additional fee (other than shipping charges) to its licensees contracted to receive maintenance and support services for the time period during which the Update is made generally available. Updates shall not include any Upgrades.

        1.26 "UPGRADES" means any new releases or new versions of the Enterprise Platform that GMI licenses for an additional fee. Upgrades shall not include software that GMI prices as a product offering separate from the Enterprise Platform.

2.      LICENSE.

        2.1 ENTERPRISE PLATFORM. Subject to the terms and conditions of this Agreement, including the payment of applicable fees pursuant to Section 8 (Fees and Payment), GMI hereby grants to IVB a non-exclusive, non-transferable (except as permitted under Section 15.13 (Assignment)), non-sublicensable and limited license, to practice all GMI Intellectual Property rights to the extent such Intellectual Property rights are practiced in the normal operation of the Enterprise Platform and such other products as may be licensed to IVB hereunder; however this grant does not confer any rights to practice any Intellectual Property rights of GMI in connection with products other than the Enterprise Platform and such other products as may be licensed to IVB hereunder, and any services related thereto, in the Territory and during the Term:

               (a) to internally reproduce and use the Enterprise Platform on the number of CPUs (as defined in the Order Form) specified in an Accepted Order for the purpose of developing, testing and staging the Composite Products and applications for the Composite Products, for the purpose of developing demonstration systems and conducting demonstrations of such systems for potential customers, and for the purpose of supporting End Users of the Enterprise Platform, whether as a stand-alone product, or as part of a Composite Product;

               (b) to modify, enhance and create derivative works of the reusable dialogue components included in the Enterprise Platform (known as Talklets(TM)) for the purpose of marketing and distributing such components by sublicense as part of the Enterprise Platform;

               (c) to market and distribute by sublicense one or more tangible copies of the Enterprise Platform, in Object Code and interpreted code only, as a stand-alone product, or as part of a Composite Product, to End Users, either directly or indirectly through subdistributors pursuant to Section 3.4; and

               (d) either directly or indirectly through subdistributors, to permit such End Users to internally reproduce and use in accordance with the restrictions set forth in an Accepted Order the Enterprise Platform as a stand-alone product, or as part of a Composite Product, pursuant to an enforceable End User Agreement; and

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               (e) either directly or indirectly through subdistributors, to permit such End Users to modify, enhance and create derivative works of the reusable dialogue components included in the Enterprise Platform for its own internal purposes in accordance with an enforceable End User Agreement, and not for marketing, sale, distribution or licensing.

IVB may also make [**] of the Enterprise Platform reasonably necessary for internal archival and backup purposes as well as for disaster recovery.

        2.2 DOCUMENTATION. Subject to the terms and conditions of this Agreement, GMI hereby grants to IVB a non-exclusive, non-transferable (except as permitted under Section 15.13 (Assignment)), non-sublicensable and limited license in the Territory and during the Term to modify and create derivative works from the Documentation by creating technically accurate subsets and supersets thereof, to internally use the Documentation in connection with those uses of the Enterprise Platform permitted under this Agreement, and to reproduce and distribute the Documentation in its original form or as modified by IVB together with each copy of the Enterprise Platform distributed to End Users, whether alone or as part of a Composite Product.

        2.3 ADDITIONAL PRODUCTS. As GMI enhances the development environment of the Enterprise Platform existing as of the Effective Date, GMI may make any significant new features or functionality available as separate product. As such product becomes available, GMI shall [**] license and distribution [**] to be determined by the parties.

        2.4 GMI TRADEMARKS. Subject to the terms and conditions of this Agreement, GMI hereby grants to IVB a non-exclusive, non-transferable (except as permitted under Section 15.13 (Assignment)), non-sublicensable and limited license to use and reproduce the GMI Trademarks solely in connection with the advertising, marketing and distribution of the Enterprise Platform, whether alone or as a Composite Product, and related Documentation. IVB agrees to state in appropriate places on all materials using the GMI Trademarks that such trademarks are the trademarks of GMI, and to include the symbol (TM) or (R) as appropriate. IVB agrees not to take any action inconsistent with GMI's ownership of the GMI Trademarks and further agrees not to adopt, use or attempt to register any trademarks or trade names that are confusingly similar to the GMI Trademarks or in such a way as to create combination marks with the GMI Trademarks. Any reproduction of a GMI Trademark shall be a true reproduction, and samples of all materials that use the GMI Trademarks shall be provided to GMI upon request. At GMI's request, IVB will modify or discontinue, in whole or in part, any use of the GMI Trademarks if, in GMI's [**], IVB's use of the GMI Trademarks does not comply with GMI's then-current trademark usage policy and guidelines.

3.      LICENSE RESTRICTIONS AND OBLIGATIONS.

        3.1 LICENSE RESTRICTIONS. GMI, its licensors and suppliers reserve all rights not expressly granted to IVB under this Agreement. The Enterprise Platform is licensed, not sold. Without limiting the generality of the foregoing, IVB agrees that it will not itself, or through any parent, subsidiary, affiliate, agent or other third party:

               (a) use, copy, duplicate or otherwise reproduce all or any part of the Enterprise Platform or Documentation other than in accordance with this Agreement;

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               (b) modify, adapt, port, translate, localize or create derivative works of the Enterprise Platform or Documentation except as authorized herein;

               (c) except with the approval of GMI, merge, integrate or bundle the Enterprise Platform with hardware, software or firmware other than IVB Product;

               (d) decompile, disassemble, reverse engineer, or attempt, directly or indirectly, to identify, reconstruct, derive or discover the Source Code (or the underlying ideas, user interface techniques, algorithms, structure or organization) for the Enterprise Platform, in whole or in part;

               (e) market or distribute to End Users, whether directly or indirectly, either the Enterprise Platform or the Composite Product and associated Documentation except under a valid and enforceable End User Agreement and in accordance with this Agreement;

               (f) sell, lease, rent, loan, assign, transfer, license or sublicense the Enterprise Platform or the Composite Product except as permitted under the terms of this Agreement;

               (g) encumber or suffer to exist any lien or security interest in the Enterprise Platform or the Composite Product;

               (h) disclose directly or indirectly the results of any benchmark or other performance test run on the Enterprise Platform to any third party without GMI's prior written consent;

               (i) provide any Update to an End User with respect to whom IVB has not paid all Support and Maintenance Fees due to GMI for the period in which the Update is available; or

               (j) knowingly take any action that would cause all or any part of the Enterprise Platform to be placed in the public domain.

        3.2 PROPRIETARY NOTICES. IVB agrees that as a condition of its rights hereunder it will not delete, alter or obscure any proprietary rights notices (including but not limited to copyright and trademark notices) of GMI, its licensors or suppliers that appear on or within each copy of the Enterprise Platform and the Documentation as delivered by GMI to IVB, and that it will reproduce all such notices on any copies of the Enterprise Platform and Documentation permitted under this Agreement.

        3.3 END USER AGREEMENTS. Before distributing the Enterprise Platform, the Composite Product or the Documentation to any End User, whether alone or as a Composite Product, IVB must enter into a binding, written agreement with such End User, enforceable against the End User, whether for commercial or evaluation purposes, that contains terms at least as protective of and beneficial to GMI as the Minimum Terms ("End User Agreement"). IVB will enforce each such agreement with at least the same degree of diligence that it uses to enforce similar agreements for its own products or other software products distributed by it, but in no event less than reasonable diligence. IVB will immediately notify GMI if it becomes aware of any breach of any such agreement to the extent it relates to the Enterprise Platform or Documentation.

        3.4 SUBDISTRIBUTOR AGREEMENTS. Before allowing a subdistributor to distribute the Enterprise Platform, whether alone or as a Composite Product, or the Documentation to any End User, IVB must enter into a binding, written agreement with such subdistributor, enforceable against the subdistributor, that contains terms and conditions at least as protective of and beneficial to GMI as the terms of this Agreement ("Subdistributor Agreement"). IVB will enforce each such agreement with at least the same degree of diligence that it uses to


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enforce similar agreements for its own products or other software products distributed by it or other subdistributors, but in no event less than reasonable diligence. IVB will immediately notify GMI if it has actual knowledge of any breach of any such agreement to the extent it relates to the Enterprise Platform or Documentation.

        3.5 INTEROPERATION AND INSTALLATION. IVB will integrate and install the Enterprise Platform only into systems that are compatible with and fully interoperate with the Enterprise Platform. GMI will not be responsible for installation, integration or interoperation of any Composite Product sold by IVB unless otherwise mutually agreed in writing.

4. PROPRIETARY RIGHTS. The parties acknowledge and agree that GMI shall retain all of its right, title and interest in and to the Enterprise Platform and Documentation, and all copies, modifications, extensions and derivative works thereof, including all Intellectual Property rights therein and thereto, and that IVB does not acquire any rights or licenses therein or thereto, except those expressly granted in this Agreement. The parties acknowledge and agree that IVB shall retain all of its right, title and interest in and to IVB Product, and all copies, modifications, extensions and derivative works thereof (by whomever produced), including all Intellectual Property rights therein and thereto, and that GMI does not acquire any rights or licenses therein or thereto. Subject to the foregoing, any modifications, enhancements and derivative works created by IVB as permitted under Section 2.1(b) above shall be owned by IVB.

5. EXCLUSIVITY. During the Term, IVB will not directly or indirectly distribute, develop or have developed any product or functionality substantially similar to all or any part of the run-time environment of the Enterprise Platform, as more particularly described in the document entitled Enterprise Platform Run-Time Environment, executed concurrently herewith.

6.      ORDER AND DELIVERY.

        6.1 ISSUANCE OF PURCHASE ORDERS. During the Term, IVB may issue to GMI purchase orders that describe the Enterprise Platform licenses that IVB wishes to purchase from GMI under this Agreement ("Purchase Orders"). Each such Purchase Order for software to be licensed to an End User shall be issued to GMI and shall specify the shipment date. Each Purchase Order shall be in a form substantially similar to the form attached hereto as Exhibit F (Order Form). Alternatively, for administrative convenience, IVB may use its standard form of purchase order, but shall ensure that any such purchase order contains all of the information requested on the Order Form. Notwithstanding the foregoing, GMI hereby rejects any terms or conditions appearing on any Purchase Order that are in addition to, or different from, the terms and conditions of this Agreement ("Other Terms"), and the Parties agree that all Other Terms shall be void and of no force or effect unless expressly agreed to in writing by both parties. The terms of this Agreement will govern all Purchase Orders.

        6.2 ORDER PROCESSING. GMI shall accept all Purchase Orders from IVB that meet the requirements of this Agreement and confirm receipt and acceptance of each Purchase Order submitted by IVB within [**] after receipt; provided, however, that for so long as IVB is delinquent in payment of any amounts due and payable hereunder, GMI shall be under no obligation to accept such orders in excess of [**].

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        6.3 DELIVERY AND ACCEPTANCE. In the event that GMI accepts a Purchase
Order ("Accepted Order"), GMI shall use [**] efforts to deliver ordered copies of the Enterprise Platform and related Documentation to IVB, together with any applicable Keys, within [**] thereafter, which shall be deemed accepted by IVB upon receipt.

7.      SUPPORT.

        7.1 BY IVB. IVB will be solely responsible for providing first-level support to each End User who contracts and pays for such service. First-level support shall include at a minimum those services detailed in Exhibit G (IVB Support Services).

        7.2 BY GMI. Subject to the terms and conditions of this Agreement, including the payment of applicable fees pursuant to Section 8, GMI will use [**] efforts to provide to IVB second-level support and direct support and training services to IVB for the Enterprise Platform as described in Exhibit I (GMI Maintenance and Support Services). GMI will be responsible for providing these services only to IVB, and not directly to the End Users or to IVB subdistributors, unless the End User or subdistributor contracts directly with GMI for support services.

        7.3 LIMITATIONS. IVB shall elect annually on behalf of each End User to receive Maintenance and Support Services with respect either to all or none of the production licenses of the Enterprise Platform granted hereunder. Should IVB elect with respect to any End User not to receive or not to renew its right to receive Maintenance and Support Services, and subsequently desire to initiate or renew such services, IVB shall pay to GMI an amount equal to the unpaid Maintenance and Support Fees that would have been due for the period during which Maintenance and Support Services were not received.

8.      FEES AND PAYMENT.

        8.1 FEES. The fees for each license of the Enterprise Platform and Documentation granted to IVB for distribution pursuant to Sections 2.1(c)-(e) shall be as set forth in GMI's standard price list (as it exists from time to time) ("End User License Fees"), [**], and the annual fee for Maintenance and Support Services provided hereunder with respect such licenses ("End User Maintenance and Support Fees") shall be as specified in Exhibit E (GMI Pricing). GMI agrees to provide IVB at least [**] prior written notice of any increases in the standard list price. The End User Discounts and End User Maintenance and Support Fees listed shall be effective as of the date of this Agreement and shall continue until expiration of the Agreement. End User License Fees and End User Maintenance and Support Fees are non-refundable.

        8.2 FEES FOR INTERNAL USE. The fees for each license of the Enterprise Platform and Documentation granted to IVB pursuant to Sections 2.1(a) and 2.1(b) of this Agreement ("IVB License Fees"), and the annual fee for Maintenance and Support Services provided hereunder ("IVB Maintenance and Support Fees"), will be as specified in Exhibit E (GMI Pricing). IVB License Fees and IVB Maintenance and Support Fees are non-refundable. The End User License Fees and the IVB License Fees shall be collectively referred to in this Agreement as License Fees. The End User Maintenance and Support Fees and the IVB Maintenance and Support Fees shall be collectively referred to in this Agreement as the "Maintenance and Support Fees."

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        8.3 INVOICING AND PAYMENT. Fees for software ordered on a given purchase order will be invoiced by GMI upon receipt of the order. The amount invoiced shall be due and payable from IVB to GMI within [**] after the date of shipment to InterVoice-Brite. Payment of the annual Maintenance and Support Fees will be due quarterly at [**] after the end of each quarter. IVB will pay GMI all other amounts due under this Agreement within [**] after the date of receipt of the GMI invoice therefor. All invoices will be expressed in U.S. dollars, and all payments shall be made in U.S. dollars.

        8.4 DISPUTED INVOICE. IVB shall notify GMI in writing if it disputes payment of any charges and will provide reasonable evidence for such dispute, and GMI agrees to work with IVB in good faith to resolve such dispute within [**] of receipt of such notice. [**]. If the parties cannot agree on a resolution within [**], they shall escalate the dispute as provided in Section
15.8 (Dispute Resolution).

        8.5 TAXES. All amounts payable by IVB to GMI under this Agreement are exclusive of any tax, levy or similar governmental charge (together "Taxes") that may be assessed by any jurisdiction, whether based on the delivery, possession or use of the Enterprise Platform, the provision of services, the execution or performance of this Agreement or otherwise, and including without limitation all sales, use, excise, import, export and value-added taxes or levies. IVB will pay, and will defend and indemnify GMI against, all such Taxes, other than those based on GMI's income, and any related penalties and interest, or furnish GMI with evidence acceptable to the taxing authority to sustain an exemption therefrom. If, as a result of any such Taxes, IVB is required to withhold any amount on any payment to GMI, then the amount of the payment will be automatically increased to offset such Taxes so that the amount actually remitted to GMI, net of all Taxes, equals the amount invoiced or otherwise due, and IVB will promptly furnish GMI with the official receipt for payment of such Taxes to the appropriate taxing authority.

        8.6 RECORDS. At all times during the Term of this Agreement, and for at least [**], IVB will maintain complete and accurate records with respect to its activities under this Agreement, including a complete list of all copies of the Enterprise Platform and Documentation made by IVB and a complete list of End User names, and addresses, and any other data needed for verification of amounts to be paid to GMI under this Agreement. All information referred to in this
Section 8.6 maintained by IVB shall be subject to the confidentiality and access restrictions set forth in Section 8.7, and GMI agrees that it will have no access to such information unless consent to such access is expressly agreed to in writing by IVB.

        8.7 AUDIT RIGHTS. At GMI's written request not more frequently than [**], IVB shall furnish GMI with a certificate signed by an officer of IVB verifying that the Enterprise Platform and Documentation are being used in accordance with the provisions of this Agreement. In addition, GMI may, not more than once annually, during normal business hours and upon at least [**] prior written notice, have an independent audit firm selected by GMI ("Auditor") and reasonably acceptable to IVB audit IVB's records relating to its compliance, including payment, under this Agreement in order to verify compliance with the terms of this Agreement. The audit will be conducted at GMI's expense unless the audit reveals that IVB has underpaid amounts owed to GMI by [**] or more in any given quarter, in which case IVB will reimburse GMI for all reasonable costs and expenses incurred by GMI in connection with such audit. The Auditor is not authorized to reveal to GMI or any third party any other information concerning IVB's business or End Users including without limitation, the names of such End Users. IVB will pay to GMI any amounts shown by any such audit to be owing within [**] of the receipt of an invoice.

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All information provided to GMI or the independent audit firm pursuant to this
Section 8.7 shall be deemed Confidential Information of IVB.

9.      MARKETING AND SALES.

        9.1 MARKETING, SALES AND SUPPORT. IVB agrees to use [**] efforts to market, promote and solicit orders for the Enterprise Platform, whether on a stand-alone basis or as part of a Composite Product, in a manner that reflects favorably on the good will and reputation of the parties. IVB, [**], shall maintain adequate supplies of promotional materials and documentation to promote and sell the Enterprise Platform in accordance with this Agreement. Except as authorized by GMI in writing, IVB will not make or publish any representation, warranty or guarantee on behalf of GMI or its licensors concerning the Enterprise Platform not set forth in the Documentation. IVB will promptly inform GMI of any problems or errors in the Enterprise Platform of which it becomes aware. GMI will use [**] efforts to provide to IVB [**] versions of new releases of the Enterprise Platform at least [**] prior to the date that such software becomes generally available and IVB will make [**] efforts to achieve [**] with GMI's new releases of the Enterprise Platform within [**] after the date such software becomes generally available.

        9.2 BRANDING. Except as set forth in Section 3 (License Restrictions and Obligations), IVB may use GMI Trademarks to advertise, market, or promote the Enterprise Platform or the Composite Product in a manner mutually acceptable to GMI and IVB. IVB's use of the GMI Trademarks is subject to the limitations and requirements set forth in Section 2.4 (GMI Trademarks).

        9.3 PRIVATE LABELING. Notwithstanding any other provision of this Agreement, GMI hereby acknowledges and agrees that IVB may, in its absolute and sole discretion, private label or brand the Enterprise Platform licensed under this Agreement using IVB Trademarks. If IVB determines to private label or brand the Enterprise Platform or Composite Product, IVB may do so using any IVB Trademark. Any such IVB Trademark may be displayed on or with the Enterprise Platforms in any manner chosen by IVB. Except as otherwise agreed to in Section
3.2 (Proprietary Notices), IVB will have no obligation to in any way display or use any name, mark, trade name, brand or trademark of GMI on or with any products that IVB chooses to private label or brand. Except as otherwise provided in this Agreement nothing herein will in any way convey to either party any right, title or interest in any names, marks, trade names, brands and/or trademarks of the other party. IVB may also, if it so chooses, display any GMI Trademark in accordance with Section 2.4 (GMI Trademarks) or in accordance with reasonable instructions conveyed to IVB in writing in accordance with the notice provisions of this Agreement. As between the parties, all goodwill in any IVB Trademark shall belong exclusively to IVB.

10.     GMI WARRANTIES.

        10.1 MEDIA WARRANTY. GMI warrants that, for a period of [**] after the date of delivery (the "Media Warranty Period"), the CD-ROM or other media on which the Enterprise Platform is delivered to IVB will be free of any time-bombs, back door, drop-dead routines, virus, worms, trojan horses and defects in materials and workmanship under normal use. GMI will, at its expense and as its sole obligation and IVB's exclusive remedy for any breach of this warranty, replace any defective media returned by IVB to GMI within the Media Warranty Period. This warranty does not apply to damage resulting from misuse, abuse or neglect.

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        10.2 PERFORMANCE WARRANTY. GMI warrants that for a period of [**] after the date of delivery of the initial copy of each release of the Enterprise Platform, or for a period of [**] after the delivery of each such copy to a End User, whichever is shorter (the "Product Warranty Period"), the Enterprise Platform, when used as permitted under this Agreement and in accordance with the instructions in the Documentation (including use on a computer hardware and operating system platform supported by GMI), will operate in substantial accordance with the Documentation. GMI will, [**], use [**] efforts to correct any [**] in the Enterprise Platform that causes the Enterprise Platform not to comply with the foregoing warranty, provided the error is reported to GMI by IVB during the Product Warranty Period. Any such error correction will not extend the original Product Warranty Period. The foregoing shall constitute GMI's sole obligation and IVB's exclusive remedy for any breach of the warranty set forth in this Section 10.2.

        10.3 EXCLUSIONS. The warranty set forth in Section 10.2 will apply only if (a) the Enterprise Platform has been properly installed and used at all times in accordance with the Documentation; (b) no unauthorized modification or alteration has been made to the Enterprise Platform by persons other than GMI or its authorized representatives; and (c) IVB has not requested modifications, alterations, or additions to the Enterprise Platform that cause it to deviate from the Documentation.

        10.4 DISCLAIMER OF WARRANTIES. THE WARRANTIES SET FORTH IN THIS SECTION 10 ARE THE SOLE AND EXCLUSIVE WARRANTIES REGARDING THE ENTERPRISE PLATFORM AND DOCUMENTATION AND ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. IVB ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY WARRANTIES OR REPRESENTATIONS OTHER THAN THE EXPRESS WARRANTIES AND REPRESENTATIONS IN THIS AGREEMENT, AND THAT NO REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, ARE MADE BY OR ON BEHALF OF GMI'S LICENSORS OR SUPPLIERS. GMI DOES NOT WARRANT THAT USE OF THE ENTERPRISE PLATFORM WILL BE ERROR-FREE OR UNINTERRUPTED.

        10.5 HAZARDOUS APPLICATIONS. THE ENTERPRISE PLATFORM IS NOT INTENDED FOR USE IN CONNECTION WITH ANY NUCLEAR, AVIATION, MASS TRANSIT, LIFE SUPPORT OR WEAPONS SYSTEM APPLICATION OR ANY OTHER INHERENTLY HAZARDOUS APPLICATION THAT COULD RESULT IN DEATH, PERSONAL INJURY, CATASTROPHIC DAMAGE, OR MASS DESTRUCTION. GMI AND ITS LICENSORS AND SUPPLIERS EXPRESSLY DISCLAIM ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR SUCH USE. IVB REPRESENTS AND WARRANTS THAT IT WILL NOT DIRECTLY OR INDIRECTLY USE THE ENTERPRISE PLATFORM TO DEVELOP ANY APPLICATIONS FOR SUCH PURPOSES.

        10.6 APPLICATION DEVELOPMENT AND SYSTEMS INTEGRATION. IVB acknowledges that improper or substandard application development or systems integration may affect the usefulness of the Enterprise Platform. IVB agrees that under no circumstances shall GMI be responsible for inefficiencies, under-performance, or dissatisfaction with the Enterprise Platform due to factors involved in application development or systems integration, unless such inefficiencies or under-performance results from IVB's conformance with the Documentation or with written instruction from GMI.

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        10.7 NO OTHER WARRANTIES. No employee, agent, representative, or affiliate of GMI has authority to bind GMI to any oral representation or warranty concerning the Enterprise Platform. Any representation or warranty not expressly set forth in this Agreement will be unenforceable.

11.     INDEMNIFICATION.

        11.1 INDEMNITY BY GMI.

               (a) INTELLECTUAL PROPERTY INDEMNITY. GMI shall, at its expense, defend, indemnify and hold harmless IVB in any action brought by a third party against IVB to the extent that the action is based upon a claim that the Enterprise Platform [**], or that the GMI Trademarks, when used in accordance with this Agreement, [**], and shall pay those costs (including attorney's fees) and damages finally awarded against IVB, or those costs and damages agreed to in a monetary settlement of such action, provided that IVB (i) promptly notifies GMI in writing of the action, (ii) gives GMI sole control of the defense thereof and all related settlement negotiations, and (iii) cooperates with GMI and, at GMI's request and expense, assists in such defense. Without limiting the foregoing, IVB will have the right to participate in any such defense at its cost and subject to GMI's ultimate authority and control.

        In the event the Enterprise Platform is held or is believed by GMI likely to be held to infringe any copyright, patent, or other intellectual property right of a third party, GMI shall have the option, at its expense, to
(x) procure for IVB the right to continue use of the Enterprise Platform; (y) modify or replace the Enterprise Platform to make it noninfringing; or, (z) if neither of the foregoing is commercially practicable, terminate the license for the Enterprise Platform and refund the license fees paid for such Product less an amount for use of the Enterprise Platform calculated pro-rata on the basis of a [**] depreciation schedule.

               (b) EXCLUSIONS. Notwithstanding the foregoing, GMI will have no obligation under this Section 11.1 or otherwise with respect to any infringement claim based upon or arising out of (i) any unauthorized use, reproduction, or distribution of the Enterprise Platform by IVB or any of its End Users, (ii) any use of the Enterprise Platform in combination with other products, equipment, software or data not furnished by GMI, if the alleged infringement would have been avoided by use of the Enterprise Platform alone; (iii) any use, reproduction, or distribution of any release of the Enterprise Platform other than the most current release, if the alleged infringement would have been prevented by use of the current release; (iv) any modification or marking of the Enterprise Platform by any person other than GMI or its authorized contractors, if the alleged infringement would not have occurred but for such modification or marking; or (v) IVB's continuation of allegedly infringing activities after having been supplied with a modification or replacement of the Enterprise Platform that would have avoided such infringement.

               (c) ENTIRE LIABILITY. This Section 11.1 states the entire liability of GMI, and IVB's sole remedy, with respect to infringement of any patent, copyright, trade secret or other proprietary right arising under or in connection with this Agreement.

        11.2 INDEMNITY BY IVB.

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               (a) Except to the extent GMI is obligated to defend and indemnify
IVB pursuant to Section 11.1, or to the extent GMI is held liable under any final judgment thereunder, IVB shall, at its expense, defend, indemnify and hold GMI harmless from and against any action brought by a third party against GMI to the extent that the action is based upon a claim arising from or related to [**], and shall pay those costs and damages finally awarded against GMI, or those costs and damages agreed to in a monetary settlement of such action, provided that GMI (a) promptly notifies IVB in writing of the action, (b) gives IVB sole control of the defense thereof and all related settlement negotiations, and (c) cooperates with IVB and, at IVB's request and expense, assists in such defense. Without limiting the foregoing, GMI will have the right to participate in any such defense at its cost and subject to IVB's ultimate authority and control.

               (b) IVB will indemnify, hold harmless and defend GMI at IVB's own expense against any claim, suit, damages, liabilities, costs and expenses (including reasonable attorneys fees) to the extent incurred because of any third party claim that use or license of any modification, enhancement or derivative work developed by IVB pursuant to Section 2.1(b) hereof infringes [**]; provided that GMI (a) promptly notifies IVB in writing of the action, (b) gives IVB sole control of the defense thereof and all related settlement negotiations, and (c) cooperates with IVB and, at IVB's request and expense, assists in such defense. Without limiting the foregoing, GMI will have the right to participate in any such defense at its cost and subject to IVB's ultimate authority and control.

               (c) ENTIRE LIABILITY. This Section 11.2 states the entire liability of IVB, and GMI's sole remedy, with respect to infringement of any patent, copyright, trade secret or other proprietary right arising under or in connection with this Agreement.

12. LIMITATIONS OF LIABILITY. EXCEPT WITH [**], IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, OR LOSS OR CORRUPTION OF DATA, OR FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, INCURRED IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, INCLUDING THE FURNISHING, PERFORMANCE OR USE OF THE ENTERPRISE PLATFORM OR DOCUMENTATION PROVIDED HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR A BREACH OF SECTION 3 (LICENSE RESTRICTIONS AND OBLIGATIONS) OR SECTION 13 (CONFIDENTIALITY) AND [**], IN NO EVENT WILL EITHER PARTY'S TOTAL CUMULATIVE LIABILITY UNDER THIS AGREEMENT (OTHER THAN FOR PAYMENT OF LICENSE FEES, SUPPORT AND MAINTENANCE FEES, AND ANY OTHER AMOUNTS OWED TO GMI UNDER THIS AGREEMENT) [**]. THE ENTERPRISE PLATFORM IS NOT INTENDED FOR USE IN CONNECTION WITH ANY NUCLEAR, AVIATION, MASS TRANSIT, LIFE SUPPORT OR WEAPONS SYSTEM APPLICATION OR ANY OTHER INHERENTLY HAZARDOUS APPLICATION THAT COULD RESULT IN DEATH, PERSONAL INJURY, CATASTROPHIC DAMAGE, OR MASS DESTRUCTION, AND IVB AGREES THAT GMI WILL HAVE NO LIABILITY OF ANY KIND AS A RESULT OF ANY SUCH USE OF THE ENTERPRISE PLATFORM. IVB AGREES THAT IN NO EVENT

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WILL ANY GMI LICENSOR OR SUPPLIER HAVE ANY LIABILITY OF ANY KIND TO IVB UNDER OR
IN CONNECTION WITH THIS AGREEMENT, AND ALL SUCH PARTIES ARE INTENDED BENEFICIARIES OF THIS SECTION.

        The foregoing limitations of liability are independent of any exclusive remedies for breach of warranty and shall apply even if any remedy available to the parties hereunder is found to have failed of its essential purpose. IVB acknowledges that the compensation to GMI provided in this Agreement reflects the allocation of risks between the parties under this Agreement, including the foregoing limitations on liability, and that GMI would not enter into this Agreement in the absence of these limitations on its liability.

13.     CONFIDENTIALITY.

        13.1 Each party may from time to time during the Term of this Agreement disclose its Confidential Information to the other party. The disclosing party will mark all Confidential Information in tangible form as "confidential" or "proprietary" or with a similar legend. The disclosing party will identify all Confidential Information disclosed orally as confidential at the time of disclosure. Regardless of whether so marked or identified, however, any information that the receiving party knew or should have known was considered confidential or proprietary by the disclosing party, will be considered to be Confidential Information of the disclosing party for the purposes of this Agreement.

        13.2 Each party agrees that it will not make use of the other party's Confidential Information, nor will it disseminate or in any way disclose such information to any person, firm or business, except in each case as authorized by this Agreement and then only to the extent necessary for performance of this Agreement. Each party agrees that it will disclose Confidential Information of the other party only to those of its employees and individual independent contractors who need to know such information to perform their duties in connection with the performance of this Agreement and who are bound by an obligation of confidentiality with respect thereto no less restrictive than the receiving party's obligation hereunder. Each party agrees that it will protect all Confidential Information of the other party from unauthorized use, access or disclosure with the same degree of care as it protects its own confidential information of like nature, and in no case less than reasonable care.

        13.3 The receiving party's obligations with respect to any portion of the Confidential Information of the disclosing party shall terminate when the receiving party can show that (i) the Confidential Information was in the public domain at the time it was communicated to the receiving party by the disclosing party; (ii) it entered the public domain subsequent to the time it was communicated to the receiving party by the disclosing party through no fault of the receiving party; (iii) it was in the receiving party's possession free of any obligation of confidence at the time it was communicated to the receiving party by the disclosing party; (iv) it subsequently came into the receiving party's possession from a third party free of any obligation of confidence to the disclosing party; or (v) it was developed by employees or agents of the receiving party independently of and without reference to any Confidential Information communicated to the receiving party by the disclosing party. In addition, Section 13.2 will not be construed to prohibit any disclosure to the extent that it is (x) necessary to establish the rights of either party under this Agreement; or (y) required by the valid order or subpoena of a court or other governmental body or otherwise required by law, provided that the party required to make such disclosure notifies the other party promptly and in writing and reasonably cooperates with the other party in any effort to contest or limit the scope of such disclosure.

        13.4 Upon termination or expiration of this Agreement, each party shall promptly return or destroy all Confidential Information disclosed by the other party, and, upon request of the other party, shall promptly certify in a writing signed by an officer that all such materials of the requesting party have been
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14. TERM AND TERMINATION.

        14.1 TERM. The term of this Agreement will commence on the Effective Date and will continue for a period of three (3) years thereafter ("Initial Term") unless earlier terminated in accordance with the provisions hereof. This Agreement will automatically renew for successive one (1) year periods (each a "Renewal Term") unless either party notifies the other at least [**] before the expiration of the then-current term of an intention not to renew (the Initial Term and Renewal Terms are collectively referred to as the "Term").

        14.2 TERMINATION FOR CAUSE. Either party may terminate this Agreement immediately upon written notice (a) if the other party breaches a material term or condition of this Agreement and fails to cure such breach within [**] following written notice from the non-breaching party of the breach; (b) if the other party breaches the provisions of Section 13 (Confidentiality); (c) if the other party infringes the Intellectual Property rights of the terminating party; or (d) if the other ceases to do business. Additionally, GMI may terminate this Agreement immediately upon written notice to IVB if (x) IVB fails to pay any portion of the fees payable under this Agreement within [**] after receiving written notice from GMI that payment is due; or (y) in the reasonable opinion of GMI, IVB has materially breached Section 3 (License Restrictions and Obligations).

        14.3 EFFECT OF TERMINATION.

               (a) WIND DOWN; LICENSE TERMINATION. During the [**] period beginning upon the effective date of any termination or expiration of this Agreement for any reason ("Wind Down Period"), all rights and obligations of the parties under this Agreement, including under the third sentence of Section 9.1 (Marketing, Sales and Support) but excluding the balance of Section 9.1 and the entirety of Section 5 (Exclusivity), will continue in accordance with, and subject to, the terms and conditions of this Agreement at the same prices and [**] as in effect in the last year of this Agreement in order to allow the parties to wind down their relationship. Upon expiration of the Wind Down Period, all licenses granted to IVB, and all support obligations of the parties, under this Agreement will immediately terminate, and all amounts payable to GMI hereunder shall become immediately due and owing. Except as permitted pursuant to Section 14.4 (b) (Permitted Uses), upon expiration of the Wind Down Period, IVB shall discontinue all further use of the GMI Trademarks and all further use, reproduction and distribution of the Enterprise Platform and Documentation, and shall immediately return to GMI all copies of the Enterprise Platform and Documentation, and certify to GMI in a writing, signed by an officer of IVB, that it has fully complied with this requirement.

               (b) PERMITTED USES. IVB may keep a reasonable number of copies of the Enterprise Platform and Documentation solely for use by IVB in supporting End Users subject to valid and existing End User Agreements for the duration of any support obligation of IVB to any such End User.

               (c) END USER AGREEMENTS. Each End User to whom the Enterprise Platform and/or the Composite Product is licensed hereunder shall be permitted the continued use of such Product for the balance of the term, and in accordance with the provisions, of the applicable End User Agreement, provided that and so long as such End User is not in default of its End User Agreement.

               (d) SURVIVAL. Sections 1 (Definitions), 4 (Proprietary Rights), 8 (Fees and Payment), 10 (GMI Warranties), 11 (Indemnification), 12 (Limitations of Liability), 13 (Confidentiality), 14 (Term and Termination),

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and 15 (General Provisions) (other than Section 15.2 (Use of IVB's Name and
Trademarks) and 15.20 (Insurance)) shall survive expiration or termination of this Agreement for any reason, provided that Section 8.6 (Records) shall survive only for the period set forth therein and Sections 8.7 (Audits) and 11 (Indemnification) shall survive only for a period of [**] following expiration or termination of this Agreement.

               (e) SOURCE CODE ESCROW AND LICENSE. Promptly after execution of this Agreement, and in accordance with the Escrow Agreement attached hereto as
Exhibit I (Escrow Agreement) and executed by the parties concurrently with this Agreement, GMI shall deliver the applicable Deposit Materials (as defined in the Escrow Agreement) to the identified escrow company to be held in escrow at IVB's expense. Subject to the terms and conditions of this Agreement and the Escrow Agreement, GMI grants to IVB upon release of the Deposit Materials a perpetual, non-exclusive, non-transferable, non-sublicensable license to the Deposit Materials to allow IVB to maintain the Enterprise Platform, correct errors in that software, and otherwise provide support to IVB customers of the Enterprise Platform (but not to otherwise modify or create derivative works of the Deposit Materials); provided that IVB may exercise this license to the Deposit Materials with respect to the Enterprise Platform if, only if, and only to the extent that at any time during the Term of this Agreement GMI terminates the sales and/or support of the Enterprise Platform or ceases to do business (a "Release Condition"), and IVB obtains the Deposit Materials pursuant to the terms and conditions of the Escrow Agreement, and further provided that IVB may exercise this license to the Deposit Materials if, and only if, it is not then in material breach of this Agreement.

15. GENERAL PROVISIONS.

        15.1 CONFIDENTIALITY OF AGREEMENT. Either party may disclose its relationship with the other party, but neither may disclose the terms of this Agreement to anyone other that its attorneys, accountants and other advisors, who in each case agree to maintain the confidentiality of the terms of this Agreement, or subject to notice and execution of a non-disclosure agreement between the disclosing party and a third party in connection with a financing or transfer of all or substantially all of its business or assets, whether by sale, merger or other combination, except pursuant to a mutually agreeable press release which shall be issued by the parties promptly following execution hereof, or as otherwise approved by the other party in writing or required by law.

        15.2 USE OF IVB'S NAME AND TRADEMARKS. IVB grants to GMI the right to disclose on its web site and in its advertising, marketing and public relations materials that IVB is a licensee of the Enterprise Platform and to include in any such disclosure information about IVB, subject in each case to the prior written approval of IVB, which approval shall not be unreasonably withheld or delayed. Failure to obtain IVB's prior written consent of press releases shall be considered a material breach by GMI hereunder. Solely for the purpose of the foregoing, IVB grants to GMI the worldwide, non-exclusive, non-transferable (except as permitted under Section 15.13 (Assignment)), non-sublicensable and limited license to use and reproduce IVB Trademarks on GMI's web site and in its advertising, marketing and public relations materials. GMI agrees to state in appropriate places on all materials using IVB Trademarks that such trademarks are the trademarks of IVB, and to include the symbol (TM) or (R) as appropriate. GMI agrees not to take any action inconsistent with IVB's ownership of IVB Trademarks and further agrees not to adopt, use or attempt to register any trademarks or trade names that are confusingly similar to IVB Trademarks or in such a way as to create combination marks with IVB Trademarks. Any reproduction of a IVB Trademark shall be a true reproduction, and samples of all materials that use IVB Trademarks shall be provided to IVB upon request. At IVB's request, GMI will modify or discontinue, in whole or in part, any use of

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IVB Trademarks if, in IVB's sole discretion, GMI's use of IVB Trademarks does not comply with IVB's then-current trademark usage policy and guidelines.

        15.3 NON-SOLICITATION. IVB and GMI agree that during the period beginning on the Effective Date and ending [**] after termination or expiration of this Agreement, neither party shall actively solicit any employee(s) of the other party for employment or consulting services or otherwise encourage any such employee(s) to leave the employment of the other party. The parties are agreeing to this non-solicitation provision with the understanding that each party has invested considerable time and money in training its employees and has a strong interest in retaining its employees. Further, each party acknowledges and agrees that the employees of the other have knowledge of information confidential and proprietary information to the other that this provision is intended to protect. The restriction set forth in this Section 15.3 shall not apply to the terminating party in the event that this Agreement is terminated pursuant to Section 14.2 (Termination for Cause).

        15.4 NONEXCLUSIVE AGREEMENT. Except as otherwise set forth in Section 5 (Exclusivity), each party acknowledges that this Agreement does not create an exclusive agreement between the parties. Either party may design, develop, manufacture, acquire or market competitive products or services.

        15.5 AUTHORITY. Each party represents that it has full power to enter into and perform this Agreement, and the person signing this Agreement on such party's behalf has been duly authorized and empowered to enter in this Agreement.

        15.6 NO AGENCY. Each party will in all matters relating to this Agreement act as an independent contractor, and neither will have the power to obligate or bind the other party in any manner whatsoever. Neither execution nor performance of this Agreement shall be construed to have established any agency, joint venture or partnership.

        15.7 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the United States of America and of the State of California without giving effect to any choice of law principles that would require the application of the laws of a different state. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

        15.8   DISPUTE RESOLUTION.

               (a) The parties will attempt in good faith to informally resolve any dispute arising out of or relating to this Agreement according to the following procedure. Upon written request of a party identifying a dispute, each party will designate a management representative with the responsibility and authority to resolve the dispute. The designated management representatives will initially meet within fifteen (15) days after the request is received from the requesting party. At this first meeting, the designated management representatives will identify the scope of the dispute and the information needed to discuss and attempt to resolve the dispute. These management representatives will then gather relevant information regarding the dispute and will meet to discuss the issues and negotiate in good faith to resolve the dispute. Such second meeting will occur within fifteen (15) days after the initial meeting. Nothing in this Section 15.8 will restrict the right of either party to apply to a court of competent jurisdiction for injunctive relief or damages at any time. However, the right of either party to file a lawsuit does not abrogate each party's obligations under this Section 15.8.

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               (b) Should any dispute, claim or controversy remain unresolved at the end of the time periods set out above, then all remaining matters shall be referred to an office of J.A.M.S located in or near the city of the party that did not initiate the dispute for mediation, that is, an informal, non-binding conference or conferences between the parties in which a mediator for the J.A.M.S panel will seek to guide the parties to a resolution of the dispute between them.

               (c) No provision of, or the exercise of any rights under this
Section 15.8 shall limit the right of any party to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from any court having jurisdiction before, during or after the pendency of any mediation. The institution and maintenance of an action for pursuit of provisional or ancillary remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to mediation.

        15.9 REMEDIES. The parties acknowledge and agree that any actual or threatened breach of this Agreement will constitute irreparable harm for which monetary damages would be an inadequate remedy, and that in such event the non-breaching party shall be entitled to obtain immediate injunctive relief to protect its rights under this Agreement. If IVB continues to use or sublicense the Enterprise Platform or Documentation after its right to do so has terminated or expired, GMI will be entitled to immediate injunctive relief without the requirement of posting bond, including an order directing that any copies of the Enterprise Platform or Documentation, or any portion thereof, that IVB attempts to import into any country or territory be seized, impounded and destroyed by customs officials. If any legal action is brought to enforce this Agreement, the prevailing party will be entitled to recover its reasonable attorneys' fees and costs.

        15.10 NOTICES. All notices, consents, approvals and reports permitted or required under this Agreement or required by law shall be in writing and must be either (a) delivered in person, (b) sent by first class registered or certified mail, postage prepaid, return receipt requested, or (c) sent by major commercial overnight courier, in each case properly posted to the other party at the address set forth above. Either party may change such address by notice to the other party given in accordance with this Section 15.10. All such notices, consents, approvals and reports shall be deemed given at the time of actual delivery in person, three (3) business days after deposit in the mail as set forth above, or one (1) day after delivery to an overnight air courier service, as applicable. Notices shall be sent to the attention of the other party's signatory of this Agreement, with a copy to its General Counsel.

        15.11 COMPLIANCE WITH LAWS.

               (a) LOCAL LAWS. IVB and GMI shall comply with all applicable laws, regulations and other legal requirements of, and shall at its sole expense obtain and maintain the governmental authorizations, registrations and filings required by, any jurisdiction in connection with the execution or performance of this Agreement.

               (b) UNLAWFUL PAYMENTS. Neither IVB nor GMI will use any payment or other benefit derived from this Agreement to offer, promise or pay any money, gift or other thing of value to any person for the purpose of influencing official actions or decisions with respect to this Agreement, while knowing or having reason to know that any portion of such money, gift or thing will, directly or indirectly, be given, offered or promised to (i) an employee, officer, or other person acting in an official capacity for any government or its instrumentalities, or (ii) any political party, party official or candidate for political office.

               (c) EXPORT CONTROLS. IVB hereby acknowledges and agrees that it will not export or re-export the Enterprise Platform, the Composite Product or the Documentation supplied by GMI, or any part thereof,

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directly or through third parties, in contravention of any export laws, regulations or decrees of the United States government or any agency thereof.

        15.12 U.S. GOVERNMENT END USERS. The Enterprise Platform provided under this Agreement is commercial computer software developed exclusively at private expense, and in all respects is proprietary data belonging to GMI and/or its licensors. The Enterprise Platform and Documentation are "commercial items" as that term is defined in 48 C.F.R. 2.101, consisting of "commercial computer software" and "commercial computer software documentation" as such terms are used in 48 C.F.R. 12.212 and 227.7202. Consistent with 48 C.F.R. 12.212 and 48
C.F.R. 227.7202-1 through 227.7202-4, all U.S. Government end users acquire the Enterprise Platform and Documentation only as commercial items and with only those rights as are granted to all other End Users pursuant to the terms and conditions of this Agreement. Unpublished rights are reserved under the copyrights laws of the United States.

        15.13 ASSIGNMENT. Neither party shall assign any rights or obligations, nor delegate any duties, arising under this Agreement without the prior written consent of the other party except pursuant to a transfer of all or substantially all of a party's business and assets, whether by merger, sale of assets, sale of stock, or otherwise. Any attempted assignment or transfer in violation of the foregoing will be null and void and of no effect. Subject to the above restriction on assignment, this Agreement shall inure to the benefit of and bind the successors and assigns of the parties.

        15.14 WAIVER. Any waiver of the provisions of this Agreement or of a party's rights or remedies under this Agreement must be in writing to be effective. No delay or omission or failure to enforce any provision or to exercise any right, remedy, power or privilege provided for under this Agreement will be deemed to be a waiver thereof and any single or partial exercise of any such right or remedy, power or privilege will not preclude any later exercise thereof.

        15.15 SEVERABILITY. If any term, condition, or provision in this Agreement is found by a court of competent jurisdiction to be invalid, unlawful or unenforceable to any extent, the parties shall endeavor in good faith to replace such provision with a provision that will preserve, as far as possible, the purposes intended by the parties under the provision held invalid, unlawful or unenforceable. If the parties fail to agree on such an amendment, the invalid, unlawful or unenforceable provision shall be changed and interpreted so as to best accomplish the objectives of such provision within the limits of applicable law.

        15.16 FORCE MAJEURE. A failure or delay in performance of any duties or obligations of either party (except the payment of money owed) will not be considered a breach of this Agreement if such failure or delay is caused by an event beyond the reasonable control of such party, provided that such party must use reasonable efforts under the circumstances to notify the other party, and to minimize the duration and consequences, of any such failure or delay.

        15.17 HEADINGS. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section, or in any way affect this Agreement.

        15.18 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. To expedite order processing, the parties may treat faxed counterparts of this Agreement (including signed counterparts) as originals; nevertheless, either party may require the other to exchange original signed documents.

        15.19 ENTIRE AGREEMENT. This Agreement and the exhibits hereto, together with any Accepted Orders, and the InterVoice-Brite OEM Agreement and the Joint Development and Co-Marketing Agreement between the parties, both of even date herewith, constitute the entire agreement between the parties with respect to the strategic relationship between them. This Agreement supersedes, and the terms of this Agreement govern, any prior or collateral proposals or agreements with respect to the subject matter hereof. This Agreement may only be modified by a written agreement signed by authorized representatives of each party.

        15.20 INSURANCE. IVB shall at all times during the Term of this Agreement, at its own cost and expense, carry and maintain comprehensive general liability, errors and omissions, automobile liability and workers compensation insurance coverage in amounts reasonably acceptable to GMI. IVB shall forward to GMI certificates of such insurance issued by the insuring carrier or carriers. The certificate(s) shall provide that [**] prior written notice of cancellation of, or material change or exclusions in the policy to which certificate(s) relate shall be given to GMI. IVB shall not commence any work hereunder until the obligations of IVB with respect to insurance have been fulfilled. The fulfillment of such obligations, however, shall not otherwise relieve IVB of any liability assumed hereunder or in any way modify IVB's obligations to indemnify GMI. IVB shall require its subcontractors who may enter upon GMI's premises to maintain insurance as described above.



        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective authorized representatives.

GENERAL MAGIC, INC.                        INTERVOICE-BRITE, INC.

/s/ KM Layton                              /s/ Rob-Roy J. Graham
-------------------------------------      -------------------------------------
Authorized Signature                       Authorized Signature

    Kathie Layton                              Rob-Roy J. Graham
-------------------------------------      -------------------------------------
Printed Name                               Printed Name

    President/CEO                              CFO
-------------------------------------      -------------------------------------
Title                                      Title

    3/28/02                                    3/28/02
-------------------------------------      -------------------------------------
Date                                       Date

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT A

                                   IVB PRODUCT



IVB OneVoice VoiceXML Gateway, and related products and services

                                    EXHIBIT B

                                 IVB TRADEMARKS

INTERVOICE-BRITE(TM)

ONEVOICE(R) MEDIA GATEWAY

INVISION(R) STUDIO

INTERSOFT(R)

                                    EXHIBIT C

                                 GMI TRADEMARKS

General Magic(R)

magicTalk(R)

magicTalk(R) Enterprise Platform

magicTalk Logo

General Magic Logo

                                    EXHIBIT D

                                  MINIMUM TERMS


    1. The End User may not, directly or indirectly (a) modify, decompile, disassemble, reverse engineer, or derive the Source Code for the EP Product, in whole or in part; (b) merge, integrate or bundle the EP Product with hardware, software or firmware other than IVB Product; (c) sell, lease, rent, loan, assign, transfer, license or sublicense the EP Product or the Composite Product; or (d) disclose directly or indirectly the results of any benchmark or other performance test run on the EP Product to any third party.

    2. End User acknowledges and agrees that GMI, its licensors and suppliers own all right, title and interest in and to the EP Product and Documentation, and all copies, modifications, extensions and derivative works thereof (by whomever produced), including all Intellectual Property Rights therein and thereto.

    3. IVB expressly disclaims on behalf of GMI, its licensors and suppliers any and all warranties, express, implied or statutory, including without limitation any warranties of non-infringement, merchantability or fitness for a particular purpose.

    4. End User agrees that neither GMI nor its licensors and suppliers shall have any liability of any kind to End User in connection with use of the EP Product or Documentation or otherwise arising under the End User Agreement.

    5. In no event shall GMI, its licensors or suppliers be liable for any special, indirect, incidental, exemplary or consequential damages, including, but not limited to, loss of revenues and loss of profits, even if GMI, its licensors or suppliers have been advised of the possibility of such damages.

    6. In agreements for use of the EP Product, Composite Product and Documentation outside of the United States of American: The End User acknowledges and agrees that it will not export or re-export the EP Product, the Composite Product or the Documentation, or any part thereof, directly or through third parties, in contravention of any export laws, regulations or decrees of the United States government or any agency thereof, or of any other governmental authority or instrumentality to which it may be subject.

    7. For U.S. Government End Users: The EP Product and Documentation are "commercial items" as that term is defined in 48 C.F.R. 2.101, consisting of "commercial computer software" and "commercial computer software documentation" as such terms are used in 48 C.F.R. 12.212 and
        227.7202. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, all U.S. Government end users acquire the EP Product and Documentation only as commercial items and with only those rights as are granted to all other End Users pursuant to the terms and conditions of this Agreement. Unpublished rights are reserved under the copyrights laws of the United States.

                                    EXHIBIT E

                                   GMI PRICING


ENTERPRISE PLATFORM [**]  SCHEDULE


[**] the Enterprise Platform and any Upgrades through 2/28/03

[**] the Enterprise Platform and any Upgrades from 3/1/03 through the termination or expiration of the Agreement

Orders to be placed on or before receipt of customer purchase order.



ENTERPRISE PLATFORM EVALUATION LICENSES

Evaluation licenses shall be [**].



ANNUAL END USER MAINTENANCE AND SUPPORT FEE SCHEDULE

[**] software license fees paid with respect to each Accepted Order.



IVB LICENSE FEES FOR INTERNAL USE LICENSES

[**] per Seat or Connection (as defined in the Order Form), as applicable.



ANNUAL IVB MAINTENANCE AND SUPPORT FEE SCHEDULE

[**] of software license fees paid with respect to each Accepted Order.






--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT F

                            GENERAL MAGIC ORDER FORM

-----------------------------------------------------------------------------------------------------------

                                                (1) CUSTOMER INFORMATION

-----------------------------------------------------------------------------------------------------------
Sold and Billed To:                                  Ship To:*
---------------------------------------------------- ------------------------------------------------------
Address:                                             Address:
---------------------------------------------------- ------------------------------------------------------
City:                                    State:      City:                                      State:
---------------------------------------------------- ------------------------------------------------------
Country:                              Zip Code:      Country:                                Zip Code:
---------------------------------------------------- ------------------------------------------------------
Contact:                                             Contact:
---------------------------------------------------- ------------------------------------------------------
Phone:                                               Phone:
---------------------------------------------------- ------------------------------------------------------
Fax:                                                 Fax:
---------------------------------------------------- ------------------------------------------------------
Email:                                               Email:
---------------------------------------------------- ------------------------------------------------------

---------------------------------------------------- ------------------------------------------------------
                                                     * If different from Billing Address
---------------------------------------------------- ------------------------------------------------------


---------------------------- -------- ------------- -------- ------------------------------ ---------------
magicTALK(R)ENTERPRISE         SEATS   CONNECTIONS    CPUs             (2) Site(s)            LICENSE FEE
PLATFORM 1.1 LICENSES
---------------------------- -------- ------------- -------- ------------------------------ ---------------
  IVB licenses pursuant to
  Sections 2.1 (a) and (b)
  of the Agreement
---------------------------- -------- ------------- -------- ------------------------------ ---------------
  Evaluation
---------------------------- -------- ------------- -------- ------------------------------ ---------------
  Development
---------------------------- -------- ------------- -------- ------------------------------ ---------------
  Staging
---------------------------- -------- ------------- -------- ------------------------------ ---------------
  Deployment
---------------------------- -------- ------------- -------- ------------------------------ ---------------

---------------------------- -------- ------------- -------- ------------------------------ ---------------

---------------------------- -------- ------------- -------- ------------------------------ ---------------
TOTAL LICENSE FEES:
---------------------------- -------- ------------- -------- ------------------------------ ---------------


---------------------------------------------- ---------------------- --------------------- ---------------
                GMI SERVICES                       ANNUAL PERIOD      FURTHER DESCRIPTION    SERVICE FEES
---------------------------------------------- ---------------------- --------------------- ---------------
Maintenance and Support Services

---------------------------------------------- ---------------------- --------------------- ---------------
Training
---------------------------------------------- ---------------------- --------------------- ---------------
TOTAL SERVICE FEES:
---------------------------------------------- ---------------------- --------------------- ---------------

                                           ---------------------- --------------

                                           II.     SUBTOTAL

                                           ---------------------- --------------
                                           State Sales Tax
                                           ---------------------- --------------


                                           ---------------------- --------------



ADDITIONAL DEFINITIONS. Capitalized terms used but not defined in this Order Form shall have the meaning given them in the main body of the Agreement. For purposes of the Agreement and this Order Form the following additional terms have the meanings indicated below:

    "CONNECTIONS" means the number of connections that may be simultaneously maintained with the Enterprise Platform and for which GMI has provided Keys in accordance with the Agreement.

    "CPUs" means the number of single microprocessors on which the Enterprise Platform may be operated and for which GMI has provided Keys in accordance with the Agreement.

    "DEVELOPMENT LICENSE" means use of the Enterprise Platform by the Seats designated on the Order Form for the purpose of designing, developing and testing applications for Composite Products.

    "DEPLOYMENT LICENSE" means use of the Enterprise Platform on the CPUs designated on the Order Form for the purpose of testing for deployment and deploying applications for Composite Products.

    "SEATS" means the number of employees and individual independent contractors of a licensee who may concurrently use the Enterprise Platform.

    "STAGING LICENSE" means use of the Enterprise Platform on the CPUs designated on the Order Form for the purpose of testing for deployment applications for Composite Products.

FURTHER LICENSE RESTRICTIONS. Each license granted pursuant to this Order Form shall be subject to the limitations set forth in this Order Form. In no event shall use of the Software exceed the number of Connections, CPUs or Seats designated above, unless IVB has placed and GMI has accepted an order for such additional Connections, CPUs or Seats, all in accordance with the Agreement.

This order is placed subject to the terms and conditions of the OEM Agreement by and between GMI and IVB with the Effective Date of March ____, 2002.

INTER-VOICEBRITE, INC.                      ACCEPTED BY GENERAL MAGIC, INC.:

Signature:                                  Signature:
          --------------------------                  --------------------------

Name:                                       Name:
     -------------------------------             -------------------------------

Title:                                      Title:
      ------------------------------              ------------------------------

Date:                                       Date:
     -------------------------------             -------------------------------

                                    EXHIBIT G

                              IVB SUPPORT SERVICES


1. IVB shall offer, at a minimum, the following first level support services to each End User who sublicenses the Enterprise Platform from IVB, and shall provide such services to each End User who contracts and pays for such services:

    a. direct response to all inquiries by designated End User personnel with respect to installation, operation, performance, features or functionality of the Enterprise Platform;

    b. direct response to all inquiries by designated End User personnel with respect to errors or deficiencies in the performance of the Enterprise Platform;

    c. diagnosis and resolution of each such reported error or deficiency by reference to the Documentation, to GMI's technical support information database or to other materials made available by GMI to IVB for such purposes; and

    d. communication of any work-around or correction of the error or deficiency to the designated personnel of the End User.

2. If, after using [**] efforts, IVB is unable to diagnose or resolve a reported error or deficiency in the performance of the Enterprise Platform, IVB shall (i) immediately report the matter to GMI, (ii) deliver to GMI the information and data reasonably necessary to enable GMI to reproduce and correct the error or deficiency, and (iii) deliver to the End User any resolution provided by GMI in response.

3. IVB shall also offer the following services to End Users who receive the Enterprise Platform from IVB, and shall provide such services to each End User who contracts and pays for such services:

    a. regular training for designated End User personnel on the features, functionality, installation and operation of the Enterprise Platform; and

    b. prompt distribution to the End User of all Updates that GMI may make available to IVB for distribution during the Term of this Agreement, provided, however, that the End User must be current in its payment of all applicable Maintenance and Support Fees for the period during which the Update is released.

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT H

                      GMI MAINTENANCE AND SUPPORT SERVICES


Commencing upon IVB's receipt of the Enterprise Platform, and for so long as IVB is current in the payment of all Maintenance and Support Fees, GMI will provide to IVB the support services described in this Exhibit ("Maintenance and Support Services").

1. TELEPHONE AND ELECTRONIC SUPPORT. GMI will provide its standard telephone and electronic support services to IVB's Designated Support Contacts, currently from 8:00 a.m. to 5:00 p.m. Pacific Time, site specific times 8:30 AM to 5:30 PM, Monday through Friday, excluding regularly scheduled GMI holidays. Telephone and electronic support will consist of the following:

    a. Clarification of functions and features of the Enterprise Platform, guidance in the installation, operation and performance of the Enterprise Platform, and clarification of the Documentation; and

    b. Assistance in diagnosing and resolving suspected Errors in the Enterprise Platform. "Error" means a reproducible defect or deficiency in the Enterprise Platform that causes the Enterprise Platform not to operate [**] and that, despite IVB's commercially reasonable efforts, cannot be resolved by reference to the Documentation, to GMI's technical support information database or to other materials made available by GMI to IVB for such purposes.

2. RESOLUTION OF ERRORS. GMI will use [**] efforts to acknowledge IVB's report of an Error within [**], and to initially respond to the report within [**] with a course of action to verify and resolve the reported Error. GMI will prioritize reported Errors in consultation with IVB, and will use commercially reasonable efforts to provide a prompt resolution to each reported Error. Resolution may include: (a) a determination that the Error is not reproducible; (b) a determination that the Error is an enhancement request; (c) guidance on the installation, function and operation of the Enterprise Platform; (d) the creation of a workaround for an Error in the Enterprise Platform; or (e) the creation of modifications to the Enterprise Platform that enable the temporary or permanent correction of an Error in the Enterprise Platform. GMI will provide IVB reasonable access to its Error tracking database so that IVB may determine the status of GMI's progress with respect to Errors reported by IVB.

3. PLACE OF PERFORMANCE. The Maintenance and Support Services provided by GMI hereunder shall be performed remotely from GMI's facilities in the United States. Upon IVB's request, and subject to availability, GMI may elect to furnish qualified personnel for on-site assistance to IVB or End Users to resolve Errors in the Enterprise Platform. In such event, IVB shall pay GMI at its [**] for the time of required personnel and [**] GMI for reasonable [**] of such personnel incurred in rendering the requested assistance.

4. SERVICE LIMITATIONS. GMI will have no obligation with respect to any Error arising out of use of the Enterprise Platform other than in accordance with this Agreement. In addition, GMI will have no obligation with respect to any Error not attributable to GMI, including but not limited to an Error resulting from or related to any of the following causes: (a) installation or use of the Enterprise Platform other than in accordance with the Documentation; (b) any alteration of, modification of or addition to, or attempted alteration of, modification of or addition to the Enterprise Platform undertaken by other than GMI or its

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    authorized representatives; (c) accident, neglect, failure or fluctuation of electric power, air conditioning or humidity control, or unusual physical, electrical or electromagnetic stress; (d) combination, merger or use of the Enterprise Platform with any hardware, software or telecommunication interfaces not supplied or identified as compatible by GMI, or not meeting or maintained in accordance with GMI's specifications; (e) maintenance or repair of the Enterprise Platform not performed by or at the direction of GMI; (f) failure to implement within three (3) months all Updates and Error corrections issued by GMI; or (g) use of any release of the Enterprise Platform other than the current release or the one immediately preceding it. Any services performed by GMI at its sole discretion in connection with Errors described in the preceding sentence or otherwise outside the scope of the Agreement will be billed to IVB at GMI's [**].

5. RESPONSIBILITIES OF IVB. GMI's provision of Maintenance and Support Services is subject to the following:

    a. IVB must select at least [**] and not more than [**] qualified IVB employees as Designated Support Contacts, who shall be identified below. In order to avoid interruptions in Maintenance and Support Services, IVB must notify GMI whenever the duties of a Designated Support Contact are transferred to another IVB employee.

    b. IVB will properly train its Dedicated Support Contact(s) and all other of its personnel responsible for rendering support services to End Users in the installation, operation, support and maintenance of the Enterprise Platform.

    c. IVB will document and promptly report all Errors in the Enterprise Platform to GMI. Upon GMI's request, IVB shall obtain and provide to GMI system information, transaction data and reproducible test cases as necessary to determine the nature of the Error and to isolate any defects in the Enterprise Platform.

    d. IVB will provide GMI reasonable access to the Dedicated Support Contact(s) and such of IVB's personnel and equipment as may be necessary to verify, analyze and resolve any unresolved Error reported by IVB. This access must include the ability to remotely access the equipment on which the Enterprise Platform is operating and to obtain the same access to the equipment as those of IVB's employees having the highest privilege or clearance level. GMI will inform IVB of the specifications of the equipment and associated software needed for such remote access, and IVB will be responsible for the costs and use of said equipment at IVB's site.

    e.  IVB will supply first level support to End Users as required pursuant to
        Section 7.1 of the Agreement, and will not refer any End User directly to GMI for support services, except where the End User has contracted directly with GMI for such services.

    f. IVB will utilize any tools provided by GMI to report, track and resolve Errors. These tools may include an e-mail account and an online Error tracking database accessible through the GMI website.


6. UPDATES AND UPGRADES. For so long as IVB is entitled to Maintenance and Support Services, GMI will furnish to IVB all Updates and related Documentation, [**] when and as available. Upgrades shall be made available to IVB for internal use [**] and will be made available for distribution under this Agreement at GMI's [**] reflected in Exhibit F (GMI Pricing).

7. TRAINING. GMI shall provide up to [**] IVB employees initial training in the installation, support, maintenance and operation of the Enterprise Platform. At IVB's request, GMI may in its discretion provide training for additional IVB employees at a rate to be agreed upon by the parties, and subject to prior enrollment commitments. If GMI issues an Update or Upgrade of the Enterprise Platform for which it

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    provides additional training, GMI shall notify IVB and upon IVB's request enroll up to [**] IVB employees in the next available training course, at no charge, subject to prior enrollment commitments. IVB will pay all travel and living expenses incurred by its personnel in obtaining training provided by GMI hereunder.

8. ADDITIONAL GMI SERVICES. IVB shall have access to GMI technical support databases regarding installation, function and operation of the Enterprise Platform as such databases are made commercially available. IVB shall also have access to such other GMI tools relating to the installation, configuration, operation, maintenance and support of the Enterprise Platform as may become commercially available during the Term of the Agreement, on such terms and conditions as are provided in the Agreement.

9. TERMINATION OF SUPPORT. In the event that GMI terminates support for a specific version or release of the Enterprise Platform, GMI's support obligations to IVB with respect to that product shall terminate at the same time such support is terminated for GMI's direct customers and subject to the same notice period, provided that such notice period shall not be less than [**].

10. OWNERSHIP. All Updates, Upgrades, Error corrections and any other changes, improvements, extensions or other modifications or additions to the Enterprise Platform provided hereunder shall be deemed a part of the Enterprise Platform, and their use will be governed by and subject to all terms and conditions of the Agreement.

DESIGNATED SUPPORT CONTACTS (UP TO FIVE)



NAME:
       -------------------------

Address
         -----------------------

--------------------------------

Phone No.
          ----------------------
Fax No.
        ------------------------
Email:
       -------------------------



NAME:
       -------------------------

Address
         -----------------------

--------------------------------

Phone No.
          ----------------------
Fax No.
        ------------------------

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Email:
       -------------------------



NAME:
       -------------------------

Address
         -----------------------

--------------------------------

Phone No.
          ----------------------
Fax No.
        ------------------------
Email:
       -------------------------




NAME:
       -------------------------

Address
         -----------------------

--------------------------------

Phone No.
          ----------------------
Fax No.
        ------------------------
Email:
       -------------------------




NAME:
       -------------------------

Address
         -----------------------

--------------------------------

Phone No.
          ----------------------
Fax No.
        ------------------------
Email:
       -------------------------

                                    EXHIBIT I

                                ESCROW AGREEMENT

This ESCROW AGREEMENT is entered into this __ day of __________, 2002, by and among General Magic, Inc., a corporation organized and existing under the laws of the State of Delaware, and having its principal offices at 420 North Mary Avenue, Sunnyvale, California 94085 (hereinafter "GMI"); InterVoice-Brite, Inc., a corporation organized and existing under the laws of the State of Texas and having its principal offices at 17811 Waterview Parkway, Dallas, Texas 75252 (hereinafter "IVB"); and Brambles NSD, Inc. (doing business as Recall Total Information Management) , a corporation organized and existing under the laws of the State of Delaware and having its principal offices at 2109 Bering Drive San Jose 95131 (hereinafter the "Escrow Agent").


                                   WITNESSETH

WHEREAS, GMI and IVB entered into an OEM Agreement effective March ___, 2002, (the "GMI OEM Agreement"). A copy of the GMI OEM Agreement is attached hereto as Exhibit A and incorporated herein by reference. Pursuant to the GMI OEM Agreement, GMI has licensed to IVB the magicTalk Enterprise Platform software ("Enterprise Platform") on the terms and conditions set forth in the GMI OEM Agreement; and

WHEREAS, the GMI OEM Agreement provides that GMI and IVB will enter into an escrow agreement providing for deposit by GMI of the Deposit Materials, as defined below, with an escrow agent, and for release of those Deposit Materials to IVB upon the occurrence of certain events specified in Section 14.3(e) (Source Code Excrow and License) of the GMI OEM Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein and for other valuable consideration, the adequacy and receipt of which are hereby acknowledged, GMI, IVB and the Escrow Agent hereby agree as follows:

1. APPOINTMENT. IVB and GMI hereby appoint Escrow Agent as the escrow holder under this Escrow Agreement, and the Escrow Agent accepts such appointment on the terms and conditions set forth in this Escrow Agreement.

2. DEPOSIT. Promptly following execution of this Escrow Agreement, GMI shall deliver to the Escrow Agent TWO (2) copies of the Deposit Materials. "Deposit Materials" means a full source language statement of the program or programs comprising the Enterprise Platform, and all existing program maintenance documentation, including schematics for such software, but excluding that for software provided to GMI by third party vendors. GMI shall promptly supplement the Deposit Materials with the Deposit Materials all Updates (as defined in the GMI OEM Agreement) as released.

3. RECEIPT BY ESCROW AGENT. The Escrow Agent shall acknowledge receipt of each deposit of DEPOSIT Materials received from GMI by sending written acknowledgement thereof to both IVB and GMI.

4. RECORDS. The Escrow Agent will keep complete written records of the activities undertaken and the materials prepared and delivered to the Escrow Agent pursuant to this Escrow Agreement. GMI and IVB will each be entitled at reasonable times during normal business hours, and upon reasonable notice to the Escrow Agent, to inspect the records of the Escrow Agent with respect to the Deposit Materials.

5.      STORAGE AND SECURITY.

        (a) The Escrow Agent shall act as custodian of the Deposit Materials until the escrow is terminated pursuant to Section 15 of this Escrow Agreement. The Escrow Agent shall establish, under its control, a secure receptacle for the purpose of storing the Deposit Materials; provided, however, that the Escrow Agent's obligation for safekeeping shall be limited to providing the same degree of care for the Deposit Materials as it maintains for its valuable documents and those of its customers lodged in the same location with appropriate atmospheric or other safeguards.

               Notwithstanding the foregoing, the parties acknowledge and agree that the Escrow Agent shall not be responsible for any loss or damage to any of the Deposit Materials due to changes in such atmospheric conditions (including, but not limited to, failure of the air conditioning system), unless such changes are proximately caused by the gross negligence or malfeasance of the Escrow Agent.

        (b) The Deposit Materials deposited with the Escrow Agent by GMI shall remain the exclusive property of GMI.

        (c) Except as otherwise provided in this Escrow Agreement, the Escrow Agent agrees that: (i) it shall not divulge, disclose or otherwise make available to any party other than GMI, or make any use whatsoever of, the Deposit Materials; (ii) it shall not permit any person access to the Deposit Materials, except such authorized representatives of the Escrow Agent as may require access to the Deposit Materials to perform the functions of the Escrow Agent under this Escrow Agreement; (iii) access to the Deposit Materials by GMI shall be granted by Escrow Agent only to those persons duly authorized in writing by a competent officer of GMI; and (iv) access to the Escrow Material shall not be granted without compliance with all security and identification procedures instituted by the Escrow Agent.

        (d) The Escrow Agent shall have no obligation or responsibility to verify or determine that the Deposit Materials deposited with Escrow Agent by GMI do in fact consist of those items which GMI is obligated to deliver under the GMI OEM Agreement, and the Escrow Agent shall bear no responsibility whatsoever to determine the existence, relevance, completeness, currency or accuracy of the Deposit Materials.

        (e) The Escrow Agent's sole responsibility shall be to accept, store and deliver the Deposit Materials deposited with it by GMI in accordance with the terms and conditions of this Escrow Agreement.

6.      RELEASE CONDITIONS.

        (a) The Escrow Agent is hereby specifically authorized to provide the Deposit Materials to IVB on the fifth business day following written notice from IVB (a "Release Notice") certifying that one or more of the Release Conditions specified in Section 14.3(e) of the GMI OEM Agreement has occurred and that IVB in not in material breach of the GMI OEM Agreement, provided that the Escrow Agent has not received a notarized affidavit executed by an executive officer of GMI certifying that no such event has occurred and/or that IVB is in material breach of the GMI OEM Agreement (a "Notice of Objection"). As defined in the GMI OEM Agreement, a Release Conditions occurs if, only if, and only to the extent that at any time during the Term of the GMI OEM Agreement, GMI terminates the sales and/or support of the Enterprise Platform (as set forth in the GMI OEM Agreement) or GMI ceases to do business, provided that IVB is not in material breach of the GMI OEM Agreement. A Release Notice must identify which Release Condition has occurred. IVB shall provide to GMI by facsimile and by certified mail, return receipt requested, a copy of any Release Notice delivered to the Escrow Agent pursuant hereto. GMI shall provide to IVB by facsimile and by certified mail, return receipt requested, a copy of any Notice of Objection delivered to the Escrow Agent pursuant hereto.

        (b) If the Escrow Agent receives a timely Notice of Objection, the Escrow Agent shall not release the Deposit Materials, but shall continue to hold them pursuant to this Escrow Agreement until otherwise jointly directed by GMI and IVB, or until resolution of the dispute pursuant to Section 7 ("Dispute Resolution") of this Escrow Agreement.

        (c) IVB will have only those rights to the Deposit Materials that are expressly set forth in Section 14.3 of the GMI OEM Agreement.

7. DISPUTE RESOLUTION. If, subsequent to delivery of a Release Notice to the Escrow Agent pursuant to Section 6, any dispute arises concerning the delivery of the Deposit Materials to IVB by the ESCROW

        Agent, such dispute will be settled pursuant to the Dispute Resolution procedures set forth in Section 15.8 of the GMI OEM Agreement and restated in this Escrow Agreement as follows:

        15.8   Dispute Resolution.

        (a) Upon written request of a party identifying a dispute, each party will designate a management representative with the responsibility and authority to resolve the dispute. The designated management representatives will initially meet within fifteen (15) days after the request is received from the requesting party. At this first meeting, the designated management representatives will identify the scope of the dispute and the information needed to discuss and attempt to resolve the dispute. These management representatives will then gather relevant information regarding the dispute and will meet to discuss the issues and negotiate in good faith to resolve the dispute. Such second meeting will occur within fifteen (15) days after the initial meeting. Nothing in this Section 15.8 will restrict the right of either party to apply to a court of competent jurisdiction for injunctive relief or damages at any time. However, the right of either party to file a lawsuit does not abrogate each party's obligations under this Section 15.8.

        (b) Should any dispute, claim or controversy remain unresolved at the end of the time periods set out above, then all remaining matters shall be referred to an office of J.A.M.S located in or near the city of the party that did not initiate the dispute for mediation, that is, an informal, non-binding conference or conferences between the parties in which a mediator for the J.A.M.S panel will seek to guide the parties to a resolution of the dispute between them.

        (c)    No provision of, or the exercise of any rights under this Section
               15.8 shall limit the right of any party to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from any court having jurisdiction before, during or after the pendency of any mediation. The institution and maintenance of an action for pursuit of provisional or ancillary remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to mediation.

8. BANKRUPTCY. IVB and GMI acknowledge that this Escrow Agreement is an "agreement supplementary to" the GMI OEM Agreement as provided in
        Section 365(n) of Title 11, United States Code ("Bankruptcy Code"). GMI acknowledges that if GMI, as a debtor in possession or a trustee in bankruptcy in a case under the Bankruptcy Code, rejects the GMI OEM Agreement or this Escrow Agreement, IVB may elect to retain its rights under the GMI OEM Agreement and this Escrow Agreement as provided in
        Section 365(n) of the Bankruptcy Code. Neither GMI nor such bankruptcy trustee will interfere with the rights of IVB as provided in the GMI OEM Agreement and this Escrow Agreement, including the right to obtain the Deposit Materials.

9.      LIMITATION ON ESCROW AGENT'S RESPONSIBILITY AND LIABILITY

        (a) The Escrow Agent will incur no liability for acting upon any instruction, notice, direction or other document believed by it in good faith to be genuine and to have been made, signed, sent or presented by the person or persons authorized to perform such act under the terms of this Escrow Agreement.

        (b) GMI and IVB jointly and severally agree to indemnify the Escrow Agent from and against any and all third party liabilities, claims, suits and other proceedings, all judgments and other awards against the Escrow Agent in connection therewith, and all costs and expenses incurred in connection with the defense thereof, in each case which may be imposed on, or incurred by, or asserted against, the Escrow Agent in any way relating to, or arising out of, this Escrow Agreement, provided that neither GMI nor IVB shall be liable for that portion of any such indemnification amount resulting from the Escrow Agent's gross negligence or willful misconduct or violation by the Escrow Agent of any terms or provisions of this Escrow Agreement.

10. NOTICES. All notices, instructions, deliveries, and other communications required or permitted to be given hereunder or necessary or convenient in connection herewith shall be in writing and must be delivered to the intended recipient at the address set forth above (or at such other address as a party shall designate pursuant to the terms hereof) by personal delivery, certified mail (postage prepaid), or a nationally recognized overnight courier, and will be effective upon receipt (or when delivery is refused).

11. ENTIRE AGREEMENT. This Escrow Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.

12. WAIVER, AMENDMENT OR MODIFICATION; SEVERABILITY. This Escrow Agreement shall not be waived, amended, or modified except by the written agreement of all the parties hereto. Any invalidity, in whole or in part, of any provision of this Escrow Agreement shall not affect the validity of any other of its provisions.

13. GOVERNING LAW. This Escrow Agreement shall be governed in all respects by the laws of the United States of America and of the State of California without giving effect to any choice of law principles that would require the application of the laws of a different state.

14.     RESIGNATION/REPLACEMENT.

        (a) Upon sixty (60) days' prior written notice given to GMI and IVB, the Escrow Agent may resign. Within fifteen (15) days after the giving of such notice, GMI and IVB shall mutually designate a successor Escrow Agent. Such successor Escrow Agent shall be bound by the terms and provisions of this Escrow Agreement. In the event that no such agreement is reached within such fifteen
               (15) day period, the Escrow Agent shall continue to hold the Deposit Materials then held by it and shall take no further actions and shall have no further obligations hereunder except to cooperate with its successor in order to effectuate the transfer of its duties to the successor Escrow Agent.

        (b) Upon notice, GMI and IVB may replace the Escrow Agent with a successor who shall replace Escrow Agent and be bound by all of the terms of this Escrow Agreement.

15. ESCROW FEES. IVB agrees to pay the fees of the Escrow Agent for its services hereunder during he term of this Escrow Agreement. Such fees shall consist of periodic escrow maintenance charges, at Escrow Agent's standard rates, and fees charged for carrying out its duties hereunder.

16. TERM. This Escrow Agreement will be effective upon execution by all three parties and will terminate only (a) if and when all of the Deposit Materials are delivered to IVB pursuant to Section 6 ("Release Conditions"); (b) upon or at any time after termination of the GMI OEM Agreement; or (c) if and when IVB notifies GMI and the Escrow Agent that IVB desires to terminate this Escrow Agreement. Upon termination of this Escrow Agreement pursuant to clause (b) or (c) above, the Escrow Agent will return all copies of the Deposit Materials to GMI.

17. COUNTERPARTS. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed as of the year and date first above written.


---------------------------------------      -----------------------------------
General Magic, Inc.                          InterVoice-Brite, Inc.

--------------------------------------
ESCROW AGENT

                                    EXHIBIT J

                                AGREED COUNTRIES


------------------------------------------------------------------------------------------
COUNTRY                    HOMOLOGATED PROTOCOL TYPE                BOARD TYPE
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 3 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                       AI5 Type 4 MB
------------------------------------------------------------------------------------------
[**]                                 Analog                       AI5 Type 4 DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                   T1                               T1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                  SS7                               E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 1 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 2 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 7 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                   T1                               T1
------------------------------------------------------------------------------------------

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

------------------------------------------------------------------------------------------
[**]                                  ISDN                              T1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 2
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                   R2                               E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                   T1                               T1
------------------------------------------------------------------------------------------
[**]                                  ISDN                              T1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 2 MB & DB
------------------------------------------------------------------------------------------
[**]                                 Analog                             E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 6 MB & DB
------------------------------------------------------------------------------------------
[**]                                  DDI                               E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 1 MB & DB
------------------------------------------------------------------------------------------
[**]                                  DDI                               E1
------------------------------------------------------------------------------------------
[**]                                 Analog                       AI5 Type 1 MB
------------------------------------------------------------------------------------------
[**]                                 Analog                       AI5 Type 1 DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog
------------------------------------------------------------------------------------------
[**]                                   E1                               E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 1 MB & DB
------------------------------------------------------------------------------------------
[**]                                   E1                               E1
------------------------------------------------------------------------------------------
[**]                                   E1                               E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 1 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 5 MB & DB
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                   R2                               E1
------------------------------------------------------------------------------------------
[**]                                 Analog                     AI5 Type 2 MB & DB
------------------------------------------------------------------------------------------
[**]                                  CAS                               E1
------------------------------------------------------------------------------------------
[**]                                EuroISDN                            E1
------------------------------------------------------------------------------------------

--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                   T1                               T1
------------------------------------------------------------------------------------------
[**]                                 Analog                         AI5 Type 1
------------------------------------------------------------------------------------------
[**]                                 MFCR2                              E1
------------------------------------------------------------------------------------------

The listed countries have the CP Telephony interfaces listed under protocol type Homologated for the referenced countries.




--------
[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.